CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

Supplement dated February 11, 1997 to the Prospectus dated December 31,
1996

	Effective March 31, 1997 Pilgrim Baxter & Associates, Inc. ("PBA"), a wholly-owned subsidiary of United Asset Management Corporation will cease operating as investment adviser for a portion of the assets of Small Capitalization Growth Investments (the "Portfolio"). The Consulting Group, a division of the Trust's Investment Manager, Smith Barney Mutual Funds Management Inc., had been involved in ongoing discussions with PBA regarding their future relationship with the Trust. In anticipation that the relationship may not continue, the Consulting Group had undertaken a search of possible replacement investment adviser(s) who specialize in the small capitalization discipline. In accordance with the investment advisory agreement between the Trust and PBA, PBA notified the Trust that they will cease acting as investment adviser on March 31, 1997. Once a replacement adviser is selected and approved by the Board of Trustees, the Trust will communicate information to shareholders of this Portfolio regarding this new adviser.

Supplement dated March 25, 1997 to the Prospectus dated December 31,
1996

	On March 4, 1997 the Fund's Board of Trustees approved the following:

	An amendment to the Trust's investment policies to permit Standish Ayer & Wood, Inc. and National Asset Management Inc., investment advisers (collectively, the "Advisors") to Intermediate Fixed Income Investments and Long-Term Bond Investments, respectively (collectively referred to as "Portfolios" and individually as "Portfolio") to invest in Asset-Backed Securities ("ABSs"). ABSs are well established and have become increasingly prevalent in the fixed income market. ABSs may enhance a Portfolio's performance; however, their use involves certain
risks that may not be found in other mutual fund investments.   Both
Advisors are only authorized to invest in those ABSs that have received a AAA rating from both Moody's and Standard & Poor's and may only invest up to 5% of the Portfolio's net assets in this type of security.

	A new investment advisory agreement for a portion of the assets of Small Capitalization Growth Investments ("Small Cap") between Berger Associates, Inc. ("Berger Associates"), as replacement adviser to Pilgrim Baxter & Associates, Inc. ("PBA") and Smith Barney Mutual Funds Management Inc. The new advisory agreement will be identical in all material respects to the agreement with PBA except that Berger
Associates will be receiving 0.50% for its services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio subject to the shareholders approving an increase in the management fee payable to SBMFM. Berger Associates was founded in 1973 and currently manages $3.7 billion in assets. Shareholders of this Portfolio will soon be receive detailed information concerning Berger Associates.

	A change of the investment strategy of Boston Structured Advisers ("BSA"), investment adviser to a portion of the assets of Large
Capitalization Growth Investments from an "enhanced index" manager to a pure index manager. This change in investment strategy will result in BSA's fees being decreased.

	Supplement dated June 27, 1997 to the Prospectus dated December
31, 1996

	On June 5, 1997 the Board of Trustees approved the hiring of Wall Street Associates ("WSA") as an additional sub-adviser to Small Capitalization Growth Investments (the "Portfolio"). The Consulting Group, a division of Smith Barney Mutual Funds Management Inc., ("SBMFM") the Trust's Investment Manager, recommended the hiring of an additional active manager to allow the Portfolio to take greater advantage of the inefficiencies within the small-cap market without incurring any capacity restraints. Prior to the hiring of WSA, the Portfolio had been allocated 70% to an index strategy and 30% to an active strategy. With the hiring of WSA, the structure of the Portfolio will be returned to its original allocation of 50% active and 50% index with Berger Associates, Inc. and WSA splitting the active portion of the Portfolio.

	The hiring of WSA resulted in the entering into a sub-advisory agreement dated as of June 23, 1997 between SBMFM and WSA. Under the terms of the agreement, WSA will be receiving 0.50% for its services, a fee that is computed daily and paid monthly based on the value of the average net assets of the Portfolio. WSA, located in La Jolla, California, was founded in 1987 and currently manages $1.1 billion in assets. Shareholders of this Portfolio will soon receive detailed information concerning this firm.


FD  1311  6/97